UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-01976

                               Sequoia Fund, Inc.
               (Exact name of registrant as specified in charter)

              767 Fifth Avenue, Suite 4701, New York, NY 10153-4798
               (Address of principal executive offices) (Zip code)

                               Robert D. Goldfarb
                           Ruane, Cunniff & Goldfarb Inc.
                                767 Fifth Avenue
                                   Suite 4701
                          New York, New York 10153-4798
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-5280

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004

ITEM 1.  REPORTS TO STOCKHOLDERS.



[SEQUOIA FUND, INC. LOGO]

SEQUOIA FUND, INC.


ANNUAL
REPORT
DECEMBER 31, 2004

                               SEQUOIA FUND, INC.
                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
               WITH INCOME DIVIDENDS REINVESTED AND CAPITAL GAINS
                        DISTRIBUTIONS ACCEPTED IN SHARES

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 2004. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                  VALUE OF         VALUE OF         VALUE OF
                                   INITIAL        CUMULATIVE       CUMULATIVE         TOTAL
                                   $10,000       CAPITAL GAINS     REINVESTED       VALUE OF
PERIOD ENDED:                    INVESTMENT      DISTRIBUTIONS      DIVIDENDS        SHARES
-------------                    ----------      -------------     ----------       --------
July 15, 1970                    $   10,000      $          --     $       --     $      10,000
May 31, 1971                         11,750                 --            184            11,934
May 31, 1972                         12,350                706            451            13,507
May 31, 1973                          9,540              1,118            584            11,242
May 31, 1974                          7,530              1,696            787            10,013
May 31, 1975                          9,490              2,137          1,698            13,325
May 31, 1976                         12,030              2,709          2,654            17,393
May 31, 1977                         15,400              3,468          3,958            22,826
Dec. 31, 1977                        18,420              4,617          5,020            28,057
Dec. 31, 1978                        22,270              5,872          6,629            34,771
Dec. 31, 1979                        24,300              6,481          8,180            38,961
Dec. 31, 1980                        25,040              8,848         10,006            43,894
Dec. 31, 1981                        27,170             13,140         13,019            53,329
Dec. 31, 1982                        31,960             18,450         19,510            69,920
Dec. 31, 1983                        37,110             24,919         26,986            89,015
Dec. 31, 1984                        39,260             33,627         32,594           105,481
Dec. 31, 1985                        44,010             49,611         41,354           134,975
Dec. 31, 1986                        39,290             71,954         41,783           153,027
Dec. 31, 1987                        38,430             76,911         49,020           164,361
Dec. 31, 1988                        38,810             87,760         55,946           182,516
Dec. 31, 1989                        46,860            112,979         73,614           233,453
Dec. 31, 1990                        41,940            110,013         72,633           224,586
Dec. 31, 1991                        53,310            160,835        100,281           314,426
Dec. 31, 1992                        56,660            174,775        112,428           343,863
Dec. 31, 1993                        54,840            213,397        112,682           380,919
Dec. 31, 1994                        55,590            220,943        117,100           393,633
Dec. 31, 1995                        78,130            311,266        167,129           556,525
Dec. 31, 1996                        88,440            397,099        191,967           677,506
Dec. 31, 1997                       125,630            570,917        273,653           970,200
Dec. 31, 1998                       160,700            798,314        353,183         1,312,197
Dec. 31, 1999                       127,270            680,866        286,989         1,095,125
Dec. 31, 2000                       122,090            903,255        289,505         1,314,850
Dec. 31, 2001                       130,240          1,002,955        319,980         1,453,175
Dec. 31, 2002                       126,630            976,920        311,226         1,414,776
Dec. 31, 2003                       147,610          1,146,523        362,790         1,656,923
Dec. 31, 2004                       154,270          1,200,687        379,159         1,734,116

The total amount of capital gains distributions accepted in shares was $622,656, the total amount of dividends reinvested was $116,740.
No adjustment has been made for any taxes payable by shareholders on capital gain distributions, dividends reinvested in shares or sale of fund shares.

[CHART]

COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT IN SEQUOIA FUND AND THE S&P 500 INDEX*

                SEQUOIA FUND       S&P 500*
  1/1/1995         $  10,000     $  10,000
12/31/1995         $  14,138     $  13,753
12/30/1996         $  17,212     $  16,915
12/31/1997         $  24,647     $  22,554
12/31/1998         $  33,335     $  28,998
12/31/1999         $  27,821     $  35,099
12/31/2000         $  33,402     $  31,905
12/31/2001         $  36,916     $  28,112
12/31/2002         $  35,942     $  21,899
12/31/2003         $  42,095     $  28,180
12/31/2004         $  44,057     $  31,245

(From 1/1/95 to 12/31/04)

* The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major US corporations.

The information presented for the Fund assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future results.

TO THE SHAREHOLDERS OF SEQUOIA FUND, INC.

Dear Shareholder:

     Sequoia Fund's results for the quarter and year ended December 31, 2004 appear below along with comparable results for the major market indexes:

TO DECEMBER 31, 2004

                                 SEQUOIA         DOW JONES               STANDARD &
                                   FUND         INDUSTRIALS              POOR'S 500
                                 -------        -----------              ----------
Fourth Quarter                       3.83%            7.55%                     9.22%
1 Year                               4.66%            5.34%                    10.92%
5 Years (Annualized)                 9.65%            0.67%                    -2.33%
10 Years (Annualized)               16.02%           13.13%                    12.07%

     The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major US corporations. The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 actively traded blue chip stocks. The performance data quoted represents past performance and assumes reinvestment of dividends. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     We do not normally provide you with an early estimate of Sequoia's year-end capital gains distributions. However, due to the magnitude of this distribution in 2005, we felt we should alert our tax-paying shareholders that it is likely to be approximately $10 per share. We recommend that you keep this in mind for your tax planning. We will provide updated information in our March report.

                                   Sincerely,

/s/ Richard T. Cunniff         /s/ David M. Poppe            /s/ William J. Ruane          /s/ Robert D. Goldfarb
Richard T. Cunniff             David M. Poppe                William J. Ruane              Robert D. Goldfarb
Vice Chairman                  Executive Vice President      Chairman                      President

February 18, 2005

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The Fund's total return for the year 2004 was 4.7%, including reinvestment of dividends. This compares to the 10.9% return of the S&P 500. Our investment philosophy is to make concentrated investments in a limited number of companies that have superior long-term economic prospects and that sell at what we believe are attractive prices. We do not own a broad basket of stocks, and as a result the performance of the Fund will often vary significantly from that of the overall market in any given year.

     The table below shows the stock price performance of the Fund's major positions for 2004:

                        % OF ASSETS    PRICE    % OF ASSETS
POSITION                  12/31/03    CHANGE      12/31/04
--------                  --------    ------    -----------
Berkshire Hathaway             34.7%      4.3%         35.2%
Progressive Corp.              12.8%      1.5%         12.6%
Mohawk Industries               6.6%     29.4%          8.4%
TJX                             7.2%     14.0%          8.0%
Fifth Third Bancorp            10.8%    -20.0%          5.6%
Fastenal                        2.9%     23.7%          3.6%
                             ------                   -----
Top six positions              75.0%                   73.4%
                             ======                   =====

     We're less concerned with the annual movement in share prices than we are with the earnings progress exhibited by our holdings. If earnings grow, the stock price eventually follows.

     We expect Berkshire Hathaway will turn in satisfactory results for 2004 that were somewhat obscured by several one-time events. In the third quarter, the Florida hurricanes produced $816 million after-tax in losses in the insurance businesses. Berkshire also booked a one-time non-cash charge of $255 million, its share of a write-down taken by MidAmerican in connection with the termination of a mineral extraction project. And a number of high-yield and investment grade securities matured in 2004, with the proceeds going into low-yielding cash. Berkshire's reported earnings took a short-term hit, but its earning power didn't change. It's worth noting that Berkshire also earned significant foreign currency trading profits in 2004, as it did on fixed-income arbitrage in 2003. Accounting conventions do not allow including these gains in operating earnings.

     Despite the downward pressures on reported profits this year, we believe that Berkshire is continuing to make steady progress in increasing its earning power over the long run. One measure of that growth is the burgeoning investment portfolio at Berkshire's insurance subsidiaries: At September 30, it was $97.0 billion, up nearly 30% over the last two years. Additionally if there were ever a significant stress in the financial system, Berkshire, with its ample liquidity, has the potential to step its current earnings power up even higher than the current trend line.

     Progressive's operating results were strong in 2004. Net premiums earned rose 16% for the year and the company's underwriting margin was an impressive 14.9%. Earnings per share rose 34% to $7.63. To be sure, growth in premiums decelerated during the year and the underwriting margin is not likely to remain so robust in 2005. The auto insurance industry is cyclical. Rates inevitably tend to soften in response to improving underwriting margins. Still, we believe Progressive's margins will remain healthy and written premiums will keep growing, albeit at a slower pace. The company recently bought back 8% of its shares outstanding, which will also boost earnings per share this year. Progressive has just 7% of the U.S. car insurance market, and over time we believe consumers will find Progressive a great value and drive its market share higher.

     The third-largest position in the Fund is now Mohawk Industries, the country's largest flooring business. Mohawk and its rival, Shaw Industries, which is owned by Berkshire Hathaway, have spent many years consolidating a highly fragmented and inefficient industry down to two strong players. Simultaneously, Mohawk has benefited from the U.S. housing boom, which has kept demand for flooring products quite high. As a result, Mohawk's results over the past few years have been terrific. It earned $3.00 per share in 2000. In 2005, we believe earnings per share could exceed $6. That 15% growth rate has come despite big increases in the price of oil, the main source of raw material for carpet. Mohawk's management has wisely deployed its growing earnings back into the business, buying up other flooring companies and some suppliers. We believe Mohawk has a bright future.

     TJX continues to perform as we expected when we bought the stock in 2000. Since then, its earnings per share have grown at a 10% annual rate. The stock has appreciated faster than earnings, but still trades at a discount to the S&P
500. The retail apparel business is difficult. Over the past four years, the number of units sold in the U.S. has barely risen, while pricing has declined slightly. The result is a stagnant industry. Indeed, several U.S. department stores earned less in 2004 than they did four years earlier. That makes TJX's steady growth look even better.

     That said, TJX is at something of a crossroads. Its core Marmaxx business, which consists of TJ Maxx and Marshalls stores, continues to perform well but is clearly maturing. The same is true of the Canadian division, Winners. In coming years, investors will need to see better performance at the company's younger divisions, which include TK Maxx in the UK and Ireland, HomeGoods and AJ Wright. All three younger concepts stumbled in 2004, which is worrisome. We expect to see significant progress in 2005.

     Fifth Third Bancorp represented a major drag on results at the Fund in both 2003 and 2004, coming after years of stalwart performance. What went wrong? As interest rates reached generational lows, Fifth Third could not reduce its already low cost of deposits. Yet to stay competitive with other lenders it had to reduce the interest rates it charged borrowers. Inevitably, its net interest margin tightened. This is an obvious problem. In an attempt to preserve its net interest income, it entered into a series of off-balance sheet interest rate swaps to protect it against the possibility that the Federal Reserve would lower interest rates still further. When the Fed began raising short-term rates during the year, the bank paid a dear price to terminate the swaps.

     The bank's unsuccessful effort to acquire National Commerce Financial as well as its successful effort to acquire First National Bankshares of Florida highlighted the challenge of continuing to grow rapidly in the mature markets of the Midwest.

     We sold a substantial portion of the Fund's position, but we regret that we didn't act sooner. Nevertheless, over our 11-year holding period, Fifth Third provided us with a compound annual total return of 17.8%. We want to thank George Schaefer, Neal Arnold and their hard-working team for enriching our shareholders.

     Fastenal continues to impress us with its culture of enterprise and hard work. Sales rose by 24.5% and earnings per share by 55.0% for the year. The stock currently trades for nearly 30 times this year's estimated earnings. At times, it can be tempting to sell shares at such lofty levels. But we continue to believe that Fastenal has very significant long-term growth opportunities. We also have great respect for management's capabilities and integrity. These factors give us the confidence to maintain our holdings.

     We could make similar remarks about Expeditors International and Walgreen. Both stocks trade at high price-to-earnings ratios. But both companies have uniquely competitive cultures and strong market positions. Expeditors has an exceptionally strong presence in the surging trade lane between China and the U.S. Walgreen fills more daily prescriptions per store than any other major retailer, giving it significant economies of scale. For the year, Expeditors rose 48.4% and Walgreen 5.5%.

     One of our most disappointing stocks in 2004 was Tiffany & Co. It lost 29.3% of its value during the year, and it continues to struggle to reverse declining earnings in its highly profitable Japanese business.

     During the year, the Fund reduced its holdings in Fifth Third Bancorp from 10.8% of assets to 5.6%. The Fund added to three positions: Gtech Holdings, Walgreen and Idexx Laboratories. The Fund initiated three small positions, Wal-Mart Stores, Petsmart and O'Reilly Automotive. The Fund also bought and sold two small positions during the year, AutoZone and Jacobs Engineering. The Fund suffered losses on both stocks.

     At the end of the year, Sequoia was 90.8% invested in stocks, compared to 85.6% a year earlier. In both years, the remainder of Sequoia's assets was held in cash and cash equivalents.

SHAREHOLDER EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

     The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

                                                EXPENSES
                                ENDING         PAID DURING
               BEGINNING        ACCOUNT          PERIOD*
                ACCOUNT          VALUE        JULY 1, 2004
                 VALUE        DECEMBER 31,   TO DECEMBER 31,
              JULY 1, 2004       2004             2004
              ------------    ------------   ---------------
Actual          $ 1,000        $ 1,014.13       $ 5.06
Hypothetical
   (5% return
   per year
   before
   expenses)    $ 1,000        $ 1,020.11       $ 5.08

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.00%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

                               SEQUOIA FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004

COMMON STOCKS (90.79%)

                                                                                                          VALUE
     SHARES                                                                                              (NOTE 1)
     ------                                                                                         -----------------
                  AUTO & HOME SUPPLY STORES (1.07%)
        896,915   O'Reilly Automotive Inc.*                                                         $      40,406,021
                                                                                                    -----------------

                  BANK HOLDING COMPANIES (5.62%)
      4,455,511   Fifth Third Bancorp                                                                     210,656,560
          9,921   Mercantile Bankshares Corporation                                                           517,876
                                                                                                    -----------------
                                                                                                          211,174,436
                                                                                                    -----------------

                  BUILDING MATERIALS (3.56%)
      2,175,067   Fastenal Company                                                                        133,897,125
                                                                                                    -----------------

                  COMPUTER PROGRAMMING SERVICES (1.52%)
      2,203,879   GTECH Holdings Corporation                                                               57,190,660
                                                                                                    -----------------

                  CHEMICAL DIAGNOSTIC SUBSTANCES (2.31%)
      1,589,551   IDEXX Laboratories Inc*                                                                  86,773,589
                                                                                                    -----------------

                  DIVERSIFIED COMPANIES (35.31%)
         15,104   Berkshire Hathaway Inc. Class A*                                                      1,327,641,600
            126   Berkshire Hathaway Inc. Class B*                                                            369,936
                                                                                                    -----------------
                                                                                                        1,328,011,536
                                                                                                    -----------------

                  FREIGHT TRANSPORTATION (2.83%)
      1,905,533   Expeditors International of Washington, Inc.                                            106,481,184
                                                                                                    -----------------

                  HOME FURNISHINGS (1.97%)
      1,855,059   Ethan Allen Interiors, Inc.+                                                             74,239,461
                                                                                                    -----------------

                  INSURANCE AGENTS & BROKERS (1.76%)
      1,524,207   Brown & Brown Inc.                                                                       66,379,215
                                                                                                    -----------------

                  INSURANCE (12.64%)
      5,603,253   Progressive Corporation -- Ohio                                                         475,379,985
                                                                                                    -----------------

                  MANUFACTURING (0.51%)
        314,531   Harley Davidson, Inc.                                                                    19,107,758
                                                                                                    -----------------

                  MEDICAL & HOSPITAL EQUIPMENT (0.15%)
        126,726   Patterson Companies Inc.*                                                                 5,498,641
                                                                                                    -----------------

                  TEXTILE -- CARPETS (8.38%)
      3,455,247   Mohawk Industries Inc.+*                                                                315,291,289
                                                                                                    -----------------

                                                                                                          VALUE
     SHARES                                                                                              (NOTE 1)
     ------                                                                                         -----------------
                  PROCESS CONTROL INSTRUMENTS (0.62%)
        405,360   Danaher Corporation                                                               $      23,271,718
                                                                                                    -----------------

                  RETAILING (12.54%)
         42,001   Costco Wholesale Corporation                                                              2,033,268
         97,260   Petsmart Inc.                                                                             3,455,648
      1,229,591   Tiffany & Company                                                                        39,310,024
     12,042,702   TJX Companies, Inc.                                                                     302,633,101
        724,603   Wal-Mart Stores Inc.                                                                     38,273,530
      2,237,113   Walgreen Company                                                                         85,838,026
                                                                                                    -----------------
                                                                                                          471,543,597
                                                                                                    -----------------
                  TOTAL COMMON STOCKS (COST $1,068,684,011)                                         $   3,414,646,215
                                                                                                    -----------------

    PRINCIPAL
     AMOUNT
    ---------
                  U.S. GOVERNMENT OBLIGATIONS (9.21%)
  $ 347,000,000   U.S. Treasury Bills due 01/13/05 through 02/10/05                                       346,596,120
                                                                                                    -----------------
                  TOTAL U.S. GOVERNMENT OBLIGATIONS
                    (Cost $346,596,120)                                                                   346,596,120
                                                                                                    -----------------
                  TOTAL INVESTMENTS (100%)++
                    (Cost $1,415,280,131)                                                           $   3,761,242,335
                                                                                                    =================

----------
++   The cost for federal income tax purposes is identical.
*    Non-income producing.
+    Refer to Note 7.

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

ASSETS:

   Investments in securities, at value (cost $1,415,280,131) (Note 1)                               $   3,761,242,335
   Cash on deposit with custodian                                                                           6,254,519
   Receivable for capital stock sold                                                                          590,714
   Dividends receivable                                                                                     1,764,016
   Receivable for investments securities sold unsettled                                                    11,338,360
   Other assets                                                                                                40,605
                                                                                                    -----------------
      Total assets                                                                                      3,781,230,549
                                                                                                    -----------------
LIABILITIES:

   Payable for capital stock repurchased                                                                      485,896
   Payable for investments securities purchased unsettled                                                   4,990,319
   Accrued investment advisory fee                                                                          3,214,319
   Accrued other expenses                                                                                     157,114
                                                                                                    -----------------
      Total liabilities                                                                                     8,847,648
                                                                                                    -----------------
Net assets applicable to 24,452,419 shares of capital stock outstanding (Note 4)                    $   3,772,382,901
                                                                                                    =================
Net asset value, offering price and redemption price per share                                      $          154.27
                                                                                                    =================

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
   Income:
     Dividends:
        Unaffiliated companies                                                                      $     14,651,546
        Affiliated companies (Note 7)                                                                      6,828,323
     Interest                                                                                              4,010,882
     Other income                                                                                              7,309
                                                                                                    ----------------
          Total income                                                                                    25,498,060
                                                                                                    ----------------
   Expenses:
     Investment advisory fee (Note 2)                                                                     39,539,826
     Legal and auditing fees                                                                                 168,623
     Stockholder servicing agent fees                                                                        441,850
     Custodian fees                                                                                           80,000
     Directors fees and expenses (Note 6)                                                                    194,565
     Other                                                                                                   195,936
                                                                                                    ----------------
          Total expenses                                                                                  40,620,800
   Less expenses reimbursed by Investment Adviser (Note 2)                                                   931,000
                                                                                                    ----------------
          Net expenses                                                                                    39,689,800
                                                                                                    ----------------
          Net investment (loss)                                                                          (14,191,740)
                                                                                                    ----------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Realized gain on investments:
     Unaffiliated companies                                                                              283,983,148
     Affiliated companies (Note 7)                                                                        12,785,984
                                                                                                    ----------------
          Net realized gain on investments                                                          $    296,769,132
   Net (decrease) in unrealized appreciation on investments                                             (106,708,915)

          Net realized and unrealized gain on investments                                                190,060,217
                                                                                                    ----------------
Increase in net assets from operations                                                              $    175,868,477
                                                                                                    ================

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                 -------------------------------------
                                                                                       2004                2003
                                                                                 -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment (loss)                                                       $     (14,191,740)  $     (16,725,720)
     Net realized gains                                                                296,769,132         308,007,558
     Net (decrease)/increase in unrealized appreciation                               (106,708,915)        292,183,274
                                                                                 -----------------   -----------------
        Net increase/(decrease) in net assets from operations                          175,868,477         583,465,112
   Distributions to shareholders from:
     Net investment income                                                                       0                   0
     Net realized gains                                                                 (5,637,360)        (16,944,455)
     Capital share transactions (Note 4)                                              (371,435,383)       (498,069,470)
                                                                                 -----------------   -----------------
        Total (decrease)/increase                                                     (201,204,266)         68,451,187

NET ASSETS:
   Beginning of year                                                                 3,973,587,167       3,905,135,980
                                                                                 -----------------   -----------------
   End of year                                                                   $   3,772,382,901   $   3,973,587,167
                                                                                 =================   =================

NET ASSETS CONSIST OF:
   Capital (par value and paid in surplus)                                       $   1,347,326,752   $   1,515,277,416
   Undistributed net realized gains (Note 5)                                            79,093,945           5,638,632
   Unrealized appreciation                                                           2,345,962,204       2,452,671,119
                                                                                 -----------------   -----------------
     Total Net Assets                                                            $   3,772,382,901   $   3,973,587,167
                                                                                 =================   =================

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

     Sequoia Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. VALUATION OF INVESTMENTS: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued in accordance with NASDAQ Official Closing Price on the last business day of the period; listed securities and securities traded in the over-the-counter market for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. GENERAL: Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED PERSONS:

     The Fund retains Ruane, Cunniff & Goldfarb Inc., (formerly Ruane, Cunniff & Co., Inc.), as its investment adviser. Ruane, Cunniff & Goldfarb Inc. (Investment Adviser) provides the Fund with investment advice, administrative services and facilities.

     Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 2004 and the Investment Adviser reimbursed the Fund $931,000. Such reimbursement is not subject to recoupment by the Investment Adviser.

     For the year ended December 31, 2004, there were no amounts accrued or paid to interested persons, including officers and directors, other than advisory fees of $39,539,826 to Ruane, Cunniff & Goldfarb Inc. and brokerage commissions of $336,123 to Ruane, Cunniff & Goldfarb LLC. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Goldfarb LLC, the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 2004.

NOTE 3--PORTFOLIO TRANSACTIONS:

     The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 2004 were $361,180,596 and $537,871,098, respectively. Included in proceeds of sales is $307,677,376 representing the value of securities distributed as in-kind payment of redemptions, resulting in realized gains of $217,676,459.

     At December 31, 2004 the aggregate gross unrealized appreciation of securities was $2,345,962,204.

NOTE 4--CAPITAL STOCK:

     At December 31, 2004 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock were as follows:

                                                                   2004                            2003
                                                        ----------------------------    ----------------------------
                                                          SHARES          AMOUNT          SHARES          AMOUNT
                                                        ----------    --------------    ----------    --------------
Shares sold                                                937,018    $  142,174,969     1,275,248    $  166,839,514
Shares issued to stockholders on reinvestment of:
   Net investment income                                        --                --            --                --
   Net realized gain on investments                         31,351         4,737,104       111,262        14,470,754
                                                        ----------    --------------    ----------    --------------
                                                           968,369       146,912,073     1,386,510       181,310,268
Shares repurchased                                       3,435,889       518,347,456     5,304,441       679,379,738
                                                        ----------    --------------    ----------    --------------
Net (decrease)                                          (2,467,520)   $ (371,435,383)   (3,917,931)   $ (498,069,470)
                                                        ==========    ==============    ==========    ==============

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS:

     Distributions to shareholders are determined in accordance with federal tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts based on federal tax regulations. During the year ended December 31, 2004 permanent differences due to a net investment loss not deductible for tax purposes and realized gains on redemptions in kind not recognized for tax purposes resulted in a net decrease in net accumulated investment loss of $14,191,740 and undistributed net realized gains of $217,676,459 with a corresponding increase in paid in surplus of $203,484,719. These reclassifications had no effect on net assets.

     The tax character of distributions paid during 2003 and 2004 was as follows:

                                                                   2004           2003
                                                               ------------   --------------
Distributions paid from:
Ordinary income                                                $         --   $          --
Long-term capital gains                                           5,637,360      16,944,455
                                                               ------------   --------------
     Total distributions                                       $  5,637,360   $  16,944,455
                                                               ============   ==============

     As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain                                                $     79,093,945
Unrealized appreciation                                                        2,345,962,204
                                                                            ----------------
                                                                            $  2,425,056,149
                                                                            ================

NOTE 6--DIRECTORS FEES AND EXPENSES:

     Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 2004 was $194,565.

NOTE 7--AFFILIATED COMPANIES:

     Portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies." The total value and cost of investments in affiliates at December 31, 2004 aggregated $389,530,750 and $206,205,899, respectively. The summary of transactions for each affiliate during the period of their affiliation for the year ended December 31, 2004 is provided below:

                                            PURCHASES                 SALES
                                       -------------------   -----------------------     REALIZED        DIVIDEND
AFFILIATE                              SHARES      COST      SHARES         COST           GAIN           INCOME
---------                              ------   ----------   -------   -------------   -------------   ------------
Ethan Allen Interiors, Inc.            22,500   $  838,700   175,181   $   4,377,572   $   2,178,762   $  6,828,323
Mohawk Industries Inc.                     --           --   284,386   $  12,780,080      10,607,222             --
                                                                                       -------------   ------------
                                                                                       $  12,785,984   $  6,828,323
                                                                                       =============   ============


NOTE 8--FINANCIAL HIGHLIGHTS:

                                                                             YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------
                                                             2004         2003         2002         2001         2000
                                                          ----------   ----------   ----------   ----------   ----------
Per Share Operating Performance (for a share
  outstanding throughout each year)
Net asset value, beginning of year                        $   147.61   $   126.63   $   130.24   $   122.09   $   127.27
                                                          ----------   ----------   ----------   ----------   ----------
Income from investment operations:
Net investment (loss)/income                                   (0.58)       (0.62)       (0.41)        0.97         1.66
Net realized and unrealized gains (losses) on
  investments                                                   7.45        22.21        (3.03)       11.52        23.33
                                                          ----------   ----------   ----------   ----------   ----------
     Total from investment operations                           6.87        21.59        (3.44)       12.49        24.99
                                                          ----------   ----------   ----------   ----------   ----------
Less distributions:
Dividends from net investment income                           (0.00)       (0.00)       (0.01)       (0.97)       (1.66)
Distributions from net realized gains                          (0.21)       (0.61)       (0.16)       (3.37)      (28.51)
                                                          ----------   ----------   ----------   ----------   ----------
     Total distributions                                       (0.21)       (0.61)       (0.17)       (4.34)      (30.17)
                                                          ----------   ----------   ----------   ----------   ----------
Net asset value, end of year                              $   154.27   $   147.61   $   126.63   $   130.24   $   122.09
                                                          ==========   ==========   ==========   ==========   ==========
Total Return                                                     4.7%        17.1%       -2.6%         10.5%        20.1%
Ratios/Supplemental data
Net assets, end of year (in millions)                     $  3,772.4   $  3,973.6   $  3,905.1   $  4,230.1   $  3,943.9
Ratio to average net assets:
  Expenses                                                       1.0%         1.0%         1.0%         1.0%         1.0%
  Net investment income (loss)                                  -0.4%        -0.5%        -0.3%         0.8%         1.2%
Portfolio turnover rate                                            6%           3%           8%           7%          36%

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Sequoia Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sequoia Fund, Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2005

INFORMATION ABOUT SEQUOIA FUND OFFICERS AND DIRECTORS:

     The SAI includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

                                                                                                           OTHER
                                                       TERM OF OFFICE AND           PRINCIPAL         DIRECTORSHIPS
                                POSITION HELD            LENGTH OF TIME         OCCUPATION DURING        HELD BY
NAME, AGE, AND ADDRESS            WITH FUND                  SERVED               PAST 5 YEARS           DIRECTOR
----------------------          -------------          ------------------       -----------------     -------------
William J. Ruane, 79         Chairman of the         Term -- 1 Year &        Chairman of the          None
767 Fifth Avenue             Board & Director        Length of Time          Board & Director of
New York, NY 10153                                   served -- 34 Years      Ruane, Cunniff &
                                                                             Goldfarb Inc.

Richard T. Cunniff, 81       Vice Chairman &         Term -- 1 Year &        Vice Chairman &          Sturm,
767 Fifth Avenue             Director                Length of Time          Director of Ruane,       Ruger &
New York, NY 10153                                   served -- 34 Years      Cunniff & Goldfarb       Company, Inc.
                                                                             Inc.

Robert D. Goldfarb, 60       President & Director    Term -- 1 Year &        President & Director     None
767 Fifth Avenue                                     Length of Time          of Ruane, Cunniff &
New York, NY 10153                                   served -- 26 Years      Goldfarb Inc.

David M. Poppe, 40           Executive Vice          Term -- 1 Year &        Research Analyst of      None
767 Fifth Avenue             President & Director    Length of Time          Ruane, Cunniff &
New York, NY 10153                                   served -- 2 Years       Goldfarb Inc.;
                                                                             Business reporter
                                                                             Miami Herald

Joseph Quinones, Jr., 59     Vice President,         Term -- 1 Year &        Vice President,          None
767 Fifth Avenue             Secretary,              Length of Time          Secretary,
New York, NY 10153           Treasurer & Chief       served -- 9 Years       Treasurer & Chief
                             Compliance Officer                              Compliance Officer of
                                                                             Ruane, Cunniff &
                                                                             Goldfarb Inc.

Francis P. Matthews, 82      Director                Term -- 1 Year &        Retired                  None
767 Fifth Avenue                                     Length of Time
New York, NY 10153                                   served -- 32 Years

C. William Neuhauser, 78     Director                Term -- 1 Year &        Retired                  None
767 Fifth Avenue                                     Length of Time
New York, NY 10153                                   served -- 30 Years

Robert L. Swiggett, 82       Director                Term -- 1 Year &        Retired                  None
767 Fifth Avenue                                     Length of Time
New York, NY 10153                                   served -- 34 Years

Sharon Osberg, 55            Director                Term -- 1 Year &        Consultant Internet      None
767 Fifth Avenue                                     Length of Time          Mobile Technology
New York, NY 10153                                   served -- 0 Years

                                                                                                           OTHER
                                                       TERM OF OFFICE AND           PRINCIPAL         DIRECTORSHIPS
                                POSITION HELD            LENGTH OF TIME         OCCUPATION DURING        HELD BY
NAME, AGE, AND ADDRESS            WITH FUND                  SERVED               PAST 5 YEARS           DIRECTOR
----------------------          -------------          ------------------       -----------------     -------------
Roger Lowenstein, 50         Director                Term -- 1 Year &        Writer major             None
767 Fifth Avenue                                     Length of Time          Financial and News
New York, NY 10153                                   served -- 6 Years       Publications

Vinod Ahooja, 53             Director                Term -- 1 Year &        Retired                  None
767 Fifth Avenue                                     Length of Time
New York, NY 10153                                   served -- 4 Years

                                OTHER INFORMATION

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information regarding the operation of the SEC's Public Reference Room, call 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly, semiannual or annual report on Sequoia Fund's web site at http://www.sequoiafund.com/fund_reports.htm.

     You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit Sequoia Fund's web site at www.sequoiafund.com and use the "Shareholder Information" link to obtain all proxy information. This information may also be obtained from the Securities and Exchange Commission's web site at www.sec.gov.

                     This page was intentionally left blank.

             SEQUOIA FUND, INC.
             767 FIFTH AVENUE, SUITE 4701
             NEW YORK, NEW YORK 10153-4798
             WEBSITE: www.sequoiafund.com

             DIRECTORS
               William J. Ruane
               Richard T. Cunniff
               Robert D. Goldfarb
               David M. Poppe
               Vinod Ahooja
               Roger Lowenstein
               Francis P. Matthews
               C. William Neuhauser
               Sharon Osberg
               Robert L. Swiggett

             OFFICERS

               William J. Ruane        -- CHAIRMAN OF THE BOARD
               Richard T. Cunniff      -- VICE CHAIRMAN
               Robert D. Goldfarb      -- PRESIDENT
               David M. Poppe          -- EXECUTIVE VICE PRESIDENT
               Joseph Quinones, Jr.    -- VICE PRESIDENT, SECRETARY, TREASURER &
                                          CHIEF COMPLIANCE OFFICER

             INVESTMENT ADVISER
               Ruane, Cunniff & Goldfarb Inc.
               767 Fifth Avenue, Suite 4701
               New York, New York 10153-4798

             DISTRIBUTOR

             Ruane, Cunniff & Goldfarb LLC
               767 Fifth Avenue, Suite 4701
               New York, New York 10153-4798

             CUSTODIAN
               The Bank of New York
               MF Custody Administration Department
               One Wall Street, 25th Floor
               New York, New York 10286

             REGISTRAR AND SHAREHOLDER SERVICING AGENT
               DST Systems, Inc.
               P.O. Box 219477
               Kansas City, Missouri 64121

             LEGAL COUNSEL
               Seward & Kissel
               One Battery Park Plaza
               New York, New York 10004

This report has been prepared for the information of shareholders of Sequoia Fund, Inc.

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, no substantive amendments were approved or waivers were granted to the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant's Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal year for professional services rendered by the registrant's independent auditor were as follows:

                             December 31, 2004             December 31, 2003
                             -----------------             -----------------
Audit Fees                        $39,000                       $36,000
Audit-Related Fees                   n/a                           n/a
Tax Fees                           $4,000                       $3,150
Other Fees                           n/a                            n/a

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the auditor in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance and tax advice.


(e)(1) The registrant's audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant's audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant's independent auditor to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2) No services included in (b)-(d) were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's independent auditor for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $75,000 and $54,120, respectively.

(h) The registrant's audit committee has considered the provision of non-audit services that were rendered to its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant and that were not pre-approved and determined that those services are compatible with maintaining the independent auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 10.  CONTROLS AND PROCEDURES.

(a)(i) The registrant's principal executive officer and principal financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(a)(ii) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEQUOIA FUND, INC.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  February 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  February 24, 2005

By:     /s/ Joseph Quinones, Jr.
        ---------------------------
        Joseph Quinones, Jr.
        Vice President, Secretary, Treasurer

Date:  February 24, 2005